Exhibit 10.15

EXECUTION VERSION

LETTER WAIVER AND AMENDMENT NO. 2

TO THE CREDIT AGREEMENT

Dated as of June 20, 2012

To Citibank, N.A.,

as administrative agent (the “Administrative Agent”)

for the Lenders under the Credit Agreement referred to below

Ladies and Gentlemen:

We refer to the Superpriority Senior Secured Debtor-In-Possession and Exit Term Loan Credit Agreement dated as of May 22, 2012 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among the undersigned and you. Capitalized terms not otherwise defined in this Letter Waiver shall have the same meanings as specified in the Credit Agreement.

The Borrowing Agent has requested that the Lenders (a) waive the ten Business Day notice requirement set forth in Section 4.04(a) of the Credit Agreement in exchange for the delivery of the written notice attached as Exhibit A hereto to permit the Borrowers to exercise the Exit Facility Option on the Exit Facility Conversion Date (the “Conversion Notice”) and (b) amend Section 4.04(c) of the Credit Agreement as set forth below.

The Lenders hereby (a) waive the 10 Business Day notice but only to the extent that the Exit Facility Conversion is consummated no later than June 28, 2012 (the “Extension Date”), as set forth on the attached Conversion Notice; provided that in the event the hearing pursuant to which the Confirmation Order will be entered is scheduled on a date occurring after the Extension Date, the Extension Date shall be automatically extended to such date so as to allow for the consummation of the Exit Facility Conversion promptly following the entry of the Confirmation Order provided further that in no event shall the Extension Date be extended to a date later than July 31, 2012 and (b) amend Section 4.04(c) of the Credit Agreement by deleting the phrase “a final non-appealable order” appearing therein and inserting in lieu thereof the phrase “an order”.

This Letter Waiver shall become effective as of the first date (the “Effective Date”) on which the Administrative Agent shall have received counterparts of this Letter Waiver executed by us and the Administrative Agent. This Letter Waiver is subject to the provisions of Section 9.08 of the Credit Agreement.

On and after the effectiveness of this Letter Waiver, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Letter Waiver.

The Credit Agreement and each of the other Loan Documents, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and delivering one counterpart by fax or by electronic transmission of this Letter Waiver to Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022, Attention: Judson Oswald, Telephone (212) 848-5029, Fax (646) 848-5029 by no later than 5:00 P.M. (NYC Time) on the date first above written, and six original counterparts by courier promptly thereafter.

This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier or electronic transmission shall be effective as delivery of an original executed counterpart of this Letter Waiver.

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2

This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

HMH HOLDINGS (DELAWARE), INC.

By:	/s/ William F. Bayers
	Name:	William F. Bayers
	Title:	Executive Vice President, Secretary and General Counsel

HOUGHTON MIFFLIN HARCOURT PUBLISHERS INC.

By:	/s/ William F. Bayers
	Name:	William F. Bayers
	Title:	Executive Vice President, Secretary and General Counsel

HOUGHTON MIFFLIN HARCOURT PUBLISHING COMPANY

By:	/s/ William F. Bayers
	Name:	William F. Bayers
	Title:	Executive Vice President, Secretary and General Counsel

HMH PUBLISHERS LLC

By:	Houghton Mifflin Harcourt Publishers Inc., its sole member

	By:	/s/ William F. Bayers
		Name:	William F. Bayers
		Title:	Executive Vice President, Secretary and General Counsel

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE 1 HERETO

By:	/s/ William F. Bayers
	Name:	William F. Bayers
	Title:	Executive Vice President Secretary and General Counsel

Signature Page to Letter Waiver

Agreed as of the date first above written:

CITIBANK, N.A., as a Lender

By:	/s/ THOMAS M. HALSCH
	Name:	THOMAS M. HALSCH
	Title:	VICE PRESIDENT

Signature Page to Letter Waiver

SCHEDULE 1

Riverdeep Inc., A Limited Liability Company

RVDP, Inc.

Broderbund LLC

Houghton Mifflin Holding Company, Inc.

Houghton Mifflin, LLC

Houghton Mifflin Finance, Inc.

Houghton Mifflin Holdings, Inc.

HM Publishing Corp.

HRW Distributors, Inc.

Greenwood Publishing Group, Inc.

Classroom Connect, Inc.

ACHIEVE! Data Solutions, LLC

Steck-Vaughn Publishing LLC

HMH Supplemental Publishers Inc.

Sentry Realty Corporation

Houghton Mifflin Company International, Inc.

The Riverside Publishing Company

Classwell Learning Group Inc.

Cognitive Concepts, Inc.

Edusoft

Advanced Learning Centers, Inc.